                               FACTUAL DATA CORP.
                              5200 Hahns Peak Drive
                            Loveland, Colorado 80538
                                 (970) 663-5700

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   May 4, 2001

To the Shareholders of Factual Data Corp.:

Date:       May 4, 2001
Time:       8:00 a.m.
Place:      Conference Center
            5200 Hahns Peak Drive
            Loveland, Colorado

Matters to be voted on:

      1.    Election of two directors to serve three-year terms;

      2.    Ratification of BDO Seidman, LLP as our independent auditors for
            2001; and

      3.    Any other matters properly brought before our shareholders at the meeting.

     You are cordially  invited to attend the meeting in person.  To ensure that you are represented at the meeting, please fill in, sign and return the enclosed proxy card as promptly as possible.  Your early attention to the proxy statement and proxy card will be greatly  appreciated  because it will  reduce the cost we incur in obtaining your voting  instructions.  If your shares are held in street or nominee name, please respond to the record holder's communication with you as soon as possible so that your shares can be represented at the meeting.

                                    By Order of the Board of Directors

                                    /s/ Russell E. Donnan
                                    Russell E. Donnan, Secretary
April 12, 2001

                                   CONTENTS

                                                                        Page
                                                                        ----

                               FACTUAL DATA CORP.
                              5200 Hahns Peak Drive
                            Loveland, Colorado 80538

                                 PROXY STATEMENT

                   May 4, 2001 Annual Meeting of Shareholders

     This  Proxy   Statement  is  furnished  to  you  in  connection   with  the
solicitation  of proxies by our Board of  Directors  for use at our 2001  annual meeting.  This  Proxy  Statement  and  the  enclosed  proxy  card  were  sent to shareholders on or about April 12, 2001.

      The following matters will be acted on at our annual meeting:

      1.    Election of two directors to serve three-year terms;

      2.    Ratification of the appointment of BDO Seidman, LLP as our independent auditors for 2001; and

      3.    Any other business as may properly come before our meeting.

                        GENERAL INFORMATION ABOUT VOTING

Who can vote?

     You can vote your shares of common stock if our records show that you owned the shares on April 10, 2001.  A total of  5,387,371  shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed  envelope.  The proxyholders  named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal,  the proxyholders will vote for you on that proposal.
Unless you instruct  otherwise,  the proxyholders  will vote for each of the two director nominees and for the other proposal to be considered at the meeting.

What if other matters come up at the annual meeting?

     The matters  described in this proxy statement are the only matters we know will be voted on at the annual meeting.  If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

     Yes. At any time  before the vote on a  proposal,  you can change your vote either by giving our secretary, Russell E. Donnan, at our address shown above, a written notice revoking your proxy card or by signing,  dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the annual  meeting  rather than by completing the proxy card?

     Although we  encourage  you to complete and return the proxy card to ensure that your vote is  counted,  you can  attend the  annual  meeting  and vote your shares in person,  even if you have  previously  completed  and returned a proxy card.

What do I do if my shares are held in "street name"?

     If your shares are held by your broker,  a bank or other nominee,  you will probably  receive this proxy  statement from them with  instructions  for voting your shares. Please respond quickly so that they may represent you.

     If your shares are held in the name of a broker, bank or other nominee, and you do not  tell  that  person  how  to  vote  your  shares  (so-called  "broker nonvotes"),  that person can vote them as it sees fit only on matters  that self regulatory organizations determine to be routine, and not on any other proposal.
Broker  nonvotes  will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

How are votes counted?

     We will hold the annual  meeting of  holders if at least  one-third  of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting.  If you sign and return your proxy card, your shares will be counted to determine  whether we have a quorum even if you abstain or fail to vote on any of the  proposals  listed on the proxy card.  In the election of two directors,  the  nominees  receiving  the highest  number of votes cast in their favor  will be  elected  to the  board.  The  proposal  for the  appointment  of independent  auditors  will  require the  affirmative  vote of a majority of the shares represented at the meeting.

Who pays for this proxy solicitation?

     We do. In addition to sending you these  materials,  some of our  employees may contact you by  telephone,  by mail, or in person.  None of these  employees will receive any extra compensation for doing this.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 16, 2001 by:

      o     each person who is known by us to own beneficially more than 5%
            of our common stock;
      o     each of our executive officers and directors; and
      o     all of our executive officers and directors as a group

     Common stock not outstanding but deemed beneficially owned by virtue of the right of a person to acquire  shares  within 60 days are treated as  outstanding only when  determining  the amount and  percentage of common stock owned by such person.  Each person has sole voting and  investment  power with  respect to the shares shown except as noted.

                                                         Shares Beneficially
                                                                Owned
                                                       ----------------------
                                                                   Percent of
                                                       Number     Outstanding
                                                       ------     -----------
Executive Officers & Directors(1)
---------------------------------
J.H. Donnan(2)(9)..................................    641,846       11.9%
Russell E. Donnan(2)...............................    275,740       5.1
James N. Donnan(2).................................    276,867       5.1
Todd A. Neiberger(2)...............................     10,376      Less than1%
Robert J. Terry(3).................................     35,000      Less than1%
Abdul H. Rajput(3).................................     10,000      Less than1%
Daniel G. Helle(4).................................  1,112,829      20.7
J. Barton Goodwin(5)...............................    556,414      10.3
All officers and directors as a group (eight
 persons)                                            2,900,296      54.0

Other beneficial owners
Marcia R. Donnan(7)................................    634,251      11.8
CIVC Fund L.P.(4)(6)...............................  1,112,829      20.7
BCI Growth V, L.P..................................    545,286      10.1
Marshall Financial Partners, L.P...................    399,111       8.0
------------------

(1)  The address for each of the  Donnans and Mr.  Neiberger  is 5200 Hahns Peak
     Drive,  Loveland,  Colorado 80538;  the address for Mr. Terry is 5402 South
     Cottonwood Court,  Greenwood  Village,  Colorado 80121; the address for Mr.
     Rajput is Post Office Box 8310,  Rancho Santa Fe, California 92067; for Mr.
     Helle and CIVC  Fund  L.P.  it is 231 South  LaSalle  Street  7L,  Chicago,
     Illinois 60697;  for J. Barton Goodwin and BCI Growth V, L.P. it is c/o BCI
     Advisors,  Inc., Glenpointe Centre West, Teaneck, New Jersey 07666; and for
     Marshall Financial  Partners,  L.P. it is 903 North 3rd Street,  Suite 300,
     Minneapolis, Minnesota 55401.

(2)  Includes  options to  acquire  common  stock  granted  under our  employees incentive plans described below as follows: J.H. Donnan--11,846; Russell E.
     Donnan--5,740;  and James N. Donnan--6,876;  and Todd A. Neiberger--10,376.
     Some of these options vest over a five year period.

(3)  Includes  options  to  purchase  shares of common  stock at $5.50 per share which are presently exercisable.

(4)  Mr. Helle is a managing director of CIVC Fund L.P., hence is deemed to be a beneficial owner of its shares.

(5)  Mr.  Goodwin is a general  partner of BCI  Partners,  Inc.,  an  investment management company which advises BCI Growth V, L.P., hence he may be deemed a beneficial owner of both organization's shares.

(6)  The number of shares shown  include  16,074  owned by certain  employees of
     CIVC Fund L.P.'s affiliates over which the affiliates have voting power.

(7)  J.H.  Donnan and  Marcia  Donnan are  husband  and wife but each  disclaims beneficial ownership of the other's shares shown above.

                                 PROPOSAL NO. 1

                            ELECTION OF TWO DIRECTORS

      Election to our Board of Directors is staggered so that:

     o    two directors were elected for terms expiring at this annual meeting

     o    two  directors  were  elected  for terms  expiring  at our 2002 annual meeting

     o    three  directors  were  elected for terms  expiring at our 2003 annual meeting

     The terms of Messrs.  J.H. Donnan and Daniel G. Helle expire at this annual meeting and we propose that they be elected to three year terms  expiring at our annual meeting in 2004.

     Your  Board of  Directors  recommends  a vote FOR the  election  of Messrs.
Donnan and Helle. Proxies solicited by your Board of Directors will be voted for them unless instructions are given to the contrary.

     The  following  sets  forth  certain  information  with  respect  to  these directors/nominees, and our other directors and executive officers.

     Name               Age                           Position
     ----               ---                           --------

J. H. Donnan            55                Chairman of the Board and
                                          Chief Executive Officer

James N. Donnan         29                President and a Director

Todd A. Neiberger       36                Chief Financial Officer and a
                                          Director

Russell E. Donnan       36                Chief Information Officer and
                                          Secretary

Robert J. Terry         60                Director

Abdul H. Rajput         54                Director

Daniel G. Helle         39                Director

J. Barton Goodwin       53                Director

     The following  summarizes the background and experience of the officers and directors named above.

     J.H. Donnan,  Chairman of the Board,  Chief Executive Officer and member of the  Compensation  Committee,  founded  Factual  Data  in  January  1985.  He is responsible  for oversight of corporate  development  and services,  operations, technical  development,  and policies and procedures.  Mr. Donnan's early career experience  includes 15 years in financial services where he was responsible for lending and  servicing a  multi-hundred-million-dollar  portfolio  and  managing geographically  diverse branches with many employees.  Mr. Donnan was a founding member and past president of the National Credit Reporting Association,  a trade association established to promote ethical standards and fair competition within the  credit  reporting  industry.  Mr.  Donnan is  currently  a board  member of
Associated  Credit  Bureaus,  Inc.  (ACB), an  international  trade  association representing  consumer credit,  mortgage reporting,  collection service,  tenant screening and employment reporting companies.

     James N. Donnan,  President  (since July 1, 2000) and a Director,  has been employed  by us on a  full-time  basis  since  1994,  and  prior to  that,  on a part-time  basis since 1986. He is  responsible  for  management of our internal operations.  His duties also include overall sales,  growth and customer service development.  Mr. Donnan graduated from Colorado State University in 1994 with a degree in history.

     Todd A.  Neiberger,  Chief Financial  Officer and a Director,  joined us in
March 1995. Mr. Neiberger  graduated from the University of Northern Colorado in
1987 with a degree in  accounting.  Mr.  Neiberger  has 10 years  experience  in staff,  senior and management  level  positions  with various public  accounting firms.  From 1994 through 1995, he served as the audit manager of Rickards & Co.
P.C.,  and from 1991  through  1993 he served as the tax manager for  Krutchen &
Co., both Fort Collins,  Colorado-based  certified public accounting firms. From
1988  through  1990 he was employed  with Lemke,  Feis & Co.,  P.C., a certified public  accounting firm, as a staff and senior level accountant in the audit and tax department.  Mr. Neiberger is a Certified Public  Accountant and a member of the Colorado Society of Certified Public  Accountants and the American Institute
of Certified Public Accountants.

     Russell E. Donnan, Chief Information Officer and Corporate Secretary (since
July 1, 2000),  has been employed by us since August 1993. He is responsible for technical project  management for software and support services.  Before joining us, he was a senior design engineer at Apple Computer in the Power Book division from February 1992 to August 1993. He is experienced in the super computer field and was previously  employed by Convex  Computer  (1990-1992)  and as a founding member and employee of Key  Computer  (1988-1990),  now a  subsidiary  of Amdahl
Corporation.  Mr. Donnan graduated from The Ohio State University in 1987 with a
Bachelor of Science degree in electrical engineering.

     Robert J. Terry has been a Director  since February 1998 and is a member of the Audit and Compensation  Committees.  From February 1994 to his retirement in
January  1998,  Mr. Terry served as a director,  president  and chief  operating officer of Mail-Well, Inc., a publicly traded envelope manufacturer and printing company.  Prior to his  Mail-Well  experience,  he was  associated  with Georgia
Pacific and its predecessor companies in various management positions, including
Executive Vice President of its envelope division and as regional vice president for Butler  Paper.  Mr.  Terry is a graduate of DePaul  University,  Bachelor of
Science degree in business,  and the University of Michigan's Advanced Executive
Program at the University of Michigan in 1988.

     Abdul H. Rajput has been a Director  since February 1998 and is a member of the Audit and  Compensation  Committees.  From 1991 to September  1998,  Bank of
America, a federal savings bank and a subsidiary of Bank America Corp., where he held the position of executive vice president, administrative services, employed
Mr. Rajput in San Diego,  California.  Presently,  Mr. Rajput is executive  vice president of national  operations of GreenPoint Credit Corp. From 1990 and until its acquisition by us in August 1998, Mr. Rajput owned and operated Factual Data
Minnesota,  Inc., one of our former  franchises  which operates in Minnesota and
Iowa.  From 1980 to 1989,  Green Tree  Financial  Corp.,  St.  Paul,  Minnesota,
employed Mr. Rajput  initially as vice  president and then senior vice president for  administration.  Mr.  Rajput  obtained  a  Bachelor  of  Science  degree in
Mathematics  and a Master of Science degree in Statistics from the University of
Sind, Pakistan, in 1968 and 1970, respectively.

     Daniel G.  Helle has been one of our  directors  since  March 1999 and is a member of the Compensation  Committee and Audit Committee Chairman.  Since 1992,
Mr. Helle has been a Managing  Director of CIVC  Partners  and its  predecessor,
Continental Illinois Venture Corporation, a private equity investment subsidiary of Bank of  America.  From  1989 to 1992,  Mr.  Helle  was a vice  president  of
Continental  Illinois  Venture  Corporation.  Mr.  Helle is also a  director  of several private companies.  Mr. Helle obtained a Bachelor of Science degree from
Western  Illinois  University in 1982 and a Master of Science  degree in Finance from the University of Illinois in 1984.

     J. Barton  Goodwin  has been one of our  directors  since July 1999.  Since
1986,  Mr. Goodwin has been a General  Partner of BCI Partners,  Inc., a private capital  investment  group.  He is also a director of BKF Capital  Group Inc. an asset  management  company  traded on the NYSE. He is also a director of several private companies. In addition, Mr. Goodwin serves as an Advisor of the business school at  Washington & Lee  University.  From 1974 to 1986,  Mr.  Goodwin was a
shareholder  and Vice  President  with  Kidder,  Peabody  & Co.,  Inc.  where he performed  corporate finance  services.  Mr. Goodwin graduated from Washington &
Lee University  with a degree in Business  Administration  and he obtained a MBA from Columbia University.

      Russell and James Donnan are sons of J.H. Donnan.

Director Compensation

     Our directors who are also employees do not receive any fixed  compensation for their services as directors while non-employee  directors  presently receive compensation of $7,500 annually plus a $500 travel allowance per meeting.

Board Meetings and Committees

     Our Board of Directors had six meetings  during 2000.  One Director,  Abdul
Rajput,  attended  fewer than 75 percent of the aggregate of the total number of meetings of our Board and the total number of meetings held by all committees of the Board on which he served.  We also acted on several  resolutions  by written consent after telephonic conferences. Our Board of Directors has two committees.
The following  describes the function and  membership of each  committee and the number of times it met with respect to fiscal 2000:

                          AUDIT COMMITTEE--ONE MEETING

     We have adopted an Audit Committee  Charter which was attached to our Proxy
Statement for our Annual  Meeting held July 28, 2000.  The Charter  requires our
Audit  Committee  to  undertake a variety of  activities  designed to assist our
Board of Directors in  fulfilling  its  oversight  role  regarding our auditors'
independence,  our financial reporting process,  our systems of internal control and compliance with applicable  laws,  rules and  regulations.  The Charter also makes it clear that the independent  auditors are ultimately  accountable to the
Board of Directors and the Audit Committee, not management.

     The members of our Audit  Committee  for the year 2000 were Messrs.  Helle,
Rajput and Terry.

                       COMPENSATION COMMITTEE--ONE MEETING

     The  function  of our  Compensation  Committee  is review and  approval  of compensation and benefit programs for key executives and  administration  of our stock options plans.  The  Compensation  Committee  endeavors to ensure that the compensation  program for our executive  officers is effective in attracting and retaining key executives  responsible for our success and is tailored to promote our long-term  interests  and that of our  stockholders.  Our executive  officer compensation  program in the fiscal year 2000 was principally  comprised of base salary and  long-term  incentive  compensation  in the form of  incentive  stock options or non-qualified stock options.

     The  members  of our  Compensation  Committee  for 2000 were  Messrs.  J.H.
Donnan,  Helle, Rajput and Terry, all of whom are non-employee  directors except
Mr. Donnan who is our Chief  Executive  Officer.  No member of the  Compensation
Committee is an executive  officer or director of another entity for whom any of our executive officers serves as a director or officer.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based on review of the record,  we believe that all reports  required to be filed by our officers,  directors and principal shareholders under Section 16(a)
of the Securities  Exchange Act of 1934 have been duly filed except that each of
J. H. Donnan, Russell E. Donnan, James N. Donnan and Todd Neiberger were late in filing a Form 5 with respect to an option granted in 2000 under our stock option plan.

Executive Compensation

     The following table sets forth  compensation  we have paid to J.H.  Donnan, our Chief Executive Officer,  for services rendered during fiscal 2000, 1999 and
1998 and each person  serving as an executive  officer during the reported years receiving compensation in excess of $100,000 during any of those years.

                           SUMMARY COMPENSATION TABLE

                                                                            Securities
                                                     Other                    Under-
                                                     Annual     Restricted    lying                 All Other
                                                     Compen-      Stock      Options/     LTIP       Compen-
     Name and        Fiscal  Salary       Bonus      sation      Award(s)     SARs       Payouts     sation*
Principal Position    Year     ($)         ($)         ($)         ($)         (#)         ($)         ($)
------------------  -------  -------  ------------  ---------  ------------ ----------  --------- -------------
J.H. Donnan
Chief Executive      2000    172,414       --           --         --         7,644         --           3,998
                     1999    107,554       --           --         --         4,202         --           2,624
                     1998    105,100     9,300          --         --           --          --           3,061

Russell E. Donnan
Chief                2000    124,609       --           --         --         3,597         --           1,719
Information          1999     88,659       --           --         --         2,143         --           1,781
Officer,             1998     82,331       --           --         --           --          --           1,071
Secretary

James N. Donnan
President            2000     99,355       --           --         --         4,247         --           2,139
                     1999     72,986       --           --         --         2,629         --           1,808
                     1998     75,430       --           --         --           --          --           1,604

*    Consists of certain health and accident  insurance  benefits and automobile expense reimbursements.

Our 1997 Stock Incentive Plan

     In April 1997, we adopted our 1997 Stock Incentive Plan. The purpose of the plan is to provide continuing incentives to our key employees, which may include officers  and  members  of our  Board of  Directors.  The Stock  Incentive  Plan
provides for 200,000 shares of common stock available for grant under the plan.

     The plan is  administered  by the  Compensation  Committee  of our Board of
Directors.  Subject  to  the  terms  of the  plan,  the  Compensation  Committee determines:

      --    the persons to whom awards are granted
      --    the type of award granted
      --    the number of shares granted
      --    the vesting schedule
      --    employment requirements or performance goals relating to
            restricted stock awards
      --    the type of consideration to be paid upon exercise of options
      --    the terms of any option, which cannot exceed ten years

     The  exercise  price may be paid in cash,  in shares  of our  common  stock valued at fair market value at the date of exercise, by delivery of a promissory note or by a combination  of such means of payment,  as may be determined by our
Compensation Committee.

     As of March 1, 2001,  options to purchase  approximately  49,000  shares of common stock had been granted to several of our employees and two  non-executive directors at an average exercise price of $6.3527 per share.

Our 1999 Employee Stock Purchase Plan

     Our 1999 Employee Stock Purchase Plan was adopted in October 1999.  Most of our full-time employees, including our officers, who work for us are eligible to participate  in the Purchase  Plan,  and it is intended  that the Purchase  Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code.

     The  purpose of the  Purchase  Plan is to  provide  our  employees  with an opportunity to purchase our common stock through accumulated payroll deductions.
We  believe  that the  Purchase  Plan  helps  create in our  employees  a direct interest  to  increase  shareholder  value  and  provide  them  with  additional compensation.  The Purchase Plan is administered by our Board of Directors,  and the Purchase Plan grants the administrator  broad powers,  including the ability to amend the plan,  subject to tax laws which require  shareholder  approval for limited types of material  amendments,  such as increasing  the number of shares available under the plan.

     The Purchase  Plan  provides  eligible  employees the right to purchase our common  stock on a quarterly  basis  through  payroll  deductions.  Up to 75,000 shares of our common  stock are  reserved  under the plan.  These  shares may be
adjusted   pro   rata  in  case   of   stock   splits,   dividends,   or   stock
reclassifications.  We have  registered  the  shares  with  the  Securities  and
Exchange  Commission so that they will be freely  tradeable  when  purchased and issued to eligible employees, although by law, our executive officers, directors and significant shareholders will be subject to resale limitations on the number of shares that they can sell. The right to purchase  shares will not begin until the shares are  registered.  The price per share of the common  stock  under the plan is 90% of the  closing  price on the last  trading  day of the  quarter for which shares are purchased.  Most full-time  employees that complete one year of employment are eligible to participate in the Purchase Plan.

      As of March 1, 2000, we had issued 6,601 shares under this plan.

Our 1999 Employee Formula Award Stock Option Plan

     We also have a 1999 Employee  Formula  Award Stock Option Plan.  All of our
full-time employees who have worked for us or one of our designated subsidiaries for at least one year are eligible to participate in the Formula Award Plan. The
Formula  Award Plan is  administered  by either our Board of  Directors  or by a committee  of the Board of  Directors,  and the  Formula  Award Plan  grants the administrator broad powers, including the ability to amend the plan.

     The purpose of the Formula Award Plan is to provide our  employees  with an opportunity  to acquire our common stock  pursuant to options  granted under the plan.  The options will  automatically  be issued  under the Formula  Award Plan based on a formula  which takes into account both an  employee's  salary or wage and number of years of service.

     Up to 400,000  shares of our common  stock may be issued  under the Formula
Award Plan upon the  exercise of options  granted to eligible  employees.  As of
March 1, 2001, we had issued 222,730 options to purchase shares under this plan.

      An eligible employee is a person who:

     o    has been  employed  with us or with another  company we acquire for at least one year; and

     o    is a full-time employee at the time of grant.

     Subject to the  discretion of the  administrator,  on each January 15, each eligible  employee  may be granted an option to purchase our common  stock.  The exercise  price for shares  underlying an option is the fair market value of our stock as of the  particular  grant date.  Each option  granted under the Formula
Award  Plan  vests and  becomes  exercisable  to the  extent of 20% of the total number of shares  covered by the  option on each of the first  five  anniversary dates after the grant date of the option.  Each option expires 10 years from its grant date.

     The  number of shares  underlying  each  option  granted  to each  eligible employee is  calculated  by a formula  which  includes two  components:  (1) the amount of the employee's  salary,  wages and commissions for the preceding year, and (2) the  number of years of  service  with us (which  number  shall  include service with any company which we acquire).  The formula  weights the employee's salary or wage more  heavily  that it does for the  number of years of  service.
Thus,  our more highly paid  employees,  such as our  executive  officers,  will likely  receive  options with  significantly  more  underlying  stock than other employees.  If at any grant date there are not enough shares  reserved under the
Formula Award Plan to cover the grant of options for that year, then all options for that year will be pro ratably reduced.  In addition,  our Board of Directors has the right to  suspend  or  terminate  the  Formula  Award Plan or modify the formula.

     Options  granted to the Executive  Officers named in the table above during
2000 for service in 1999 were as follows:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants

                                   Percent of
                     Number of      Total
                    Securities     Options/
                    Underlying       SARs
                     Options/     Granted to
                      SARs        Employees       Exercise or
                     Granted      in Fiscal       Base Price      Expiration
Name (a)             (#)(b)       Year (c)        ($/Sh) (d)       Date(e)
----------      --------------- --------------- --------------- ---------------

J.H. Donnan           4,202        3.8                 7.125        1/15/10

Russell E. Donnan     2,143        1.9                 7.125        1/15/10

James N. Donnan       2,629        2.4                 7.125        1/15/10

     No options were  exercised  by the  Executive  Officers  named in the table above during 2000.

     Options  granted to the Executive  Officers named in the table above during
2001 for service in 2000 were as follows:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants

                                   Percent of
                     Number of      Total
                    Securities     Options/
                    Underlying       SARs
                     Options/     Granted to
                      SARs        Employees       Exercise or
                     Granted      in Fiscal       Base Price      Expiration
Name (a)             (#)(b)       Year (c)        ($/Sh) (d)       Date(e)
----------      --------------- --------------- --------------- ---------------

J.H. Donnan          7,644          4.9             6.3125          1/15/11

Russell E. Donnan    3,597          2.3             6.3125          1/15/11

James N. Donnan      4,247          2.7             6.3125          1/15/11

     No options were exercised by the Executive Officer named in the table above during 2000. The following  table  provides  information  regarding  unexercised stock  options held by the  Executive  Officers  named in the above tables as of
December 31, 2000.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES

                                                    Number of       Value of
                                                   Securities     Unexercised
                                                   Underlying     in-the-Money
                                                   Unexercised    Options/SARs
                                                  Options/SARs         at
                                                    at Fiscal   Fiscal Year End
                                                  Year End (#)         ($)
                     Shares                     --------------- ----------------
                  Acquired on       Value         Exercisable/     Exercisable/
                    Exercise       Realized      Unexercisable    Unexercisable
Name (a)             (#)(b)        ($) (c)            (d)              (e)
----------      --------------- --------------- --------------- ---------------

J.H. Donnan           0              0             840 /11,006         0/0

Russell E. Donnan     0              0             428 / 5,312         0/0

James N. Donnan       0              0             525 / 6,351         0/0

Certain Relationships and Related Transactions

     Other than as previously  described,  there were no transactions between us and any of our officers,  directors or  shareholders  owning more than 5% of our voting  securities  during the year ended  December 31, 2000.  We have adopted a policy  that  all  transactions  between  us and  our  officers,  directors  and shareholders  owning  more  than 5% of our  voting  securities  are  subject  to approval  by a majority of our  disinterested  independent  directors.  Any such transactions  will be on terms  believed to be no less  favorable  than could be obtained from unaffiliated parties.

                                 PROPOSAL NO. 2

                       APPOINTMENT OF INDEPENDENT AUDITORS

     We  previously  engaged the firm of Ehrhardt  Keefe Steiner & Hottman PC as independent  auditors to audit and report to our  shareholders  on our financial statements for the years 1996 through 2000. During all five years, there were no disagreements  with  Ehrhardt  Keefe  Steiner  &  Hottman  PC on any  matter  of accounting principle or practice,  financial statement  disclosure,  or auditing scope or procedure, which, if not resolved to the satisfaction of Ehrhardt Keefe
Steiner & Hottman PC,  would have caused them to make a reference to the subject matter of the  disagreement in connection with its reports.  Representatives  of both firms are  expected  to be present at the annual  meeting and will have the opportunity  make a statement  if they desire to do so and will be  available to respond to appropriate questions.

EHRHARDT KEEFE STEINER & HOTTMAN PC FEES FOR 2000

Audit Fees.  Audit fees  incurred by the Company  with  respect to the  Ehrhardt
Keefe Steiner & Hottman PC audit of 2000 financial statements were $82,922.

Financial  Information Systems Design and Implementation  Fees. No services were performed  by, or fees  incurred  to  Ehrhardt  Keefe  Steiner  & Hottman  PC in connection  with the financial  information  systems  design and  implementation projects for 2000.

All Other Fees. All other fees incurred by the Company payable to Ehrhardt Keefe
Steiner & Hottman PC with  respect  to 2000 were  $74,572.  These  fees  related primarily  to provision of services  with  respect to  acquisitions  and related
financings.   The  Audit  Committee   considered  whether  these  services  were
compatible with maintaining Ehrhardt Keefe Steiner & Hottman PC independence.

     On  April  5,  2001,  the  Board  of  Directors  and  our  Audit  Committee
unanimously  resolved to dismiss our previous auditors and replace them with BDO
Seidman,  LLP,  a  national  accounting  firm.  Although  your  approval  of the engagement of independent  auditors is not required by law, we desire to solicit your  reaction.  If the  appointment  of BDO  Seidman,  LLP is not approved by a majority  of the  shares  represented  at the  meeting,  we  will  consider  the appointment of other independent auditors for 2001.

     We recommend a vote FOR the approval of the appointment of BDO Seidman, LLP as our independent auditors for the year 2001. Proxies given to us will be voted
FOR  this  proposal  unless  a vote  against  this  proposal  or  abstention  is specifically indicated.

                                  OTHER MATTERS

     At the date of  mailing of this  proxy  statement,  we are not aware of any business  to be  presented  at the  annual  meeting  other  than  the  proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

     You can  obtain a copy of our  Annual  Report on Form  10-KSB  for the year ended  December 31, 2000 at no charge by writing to us at 5200 Hahns Peak Drive,
Loveland, Colorado 80538, Attention: Shareholder Relations.

                              SHAREHOLDER PROPOSALS

     To be considered  for inclusion in our proxy  statement for the 2002 annual meeting,  proposals of shareholders must be received by us no later than January
4, 2002. Such proposals should be directed to the Secretary of Factual Data.

                                          By Order of the
                                          Board of Directors

                                          By  /s/ Russell E. Donnan
                                                  Russell E. Donnan, Secretary

Loveland, Colorado
April 12, 2001

PROXY                                                                    PROXY

                               FACTUAL DATA CORP.
                              5200 Hahns Peak Drive
                            Loveland, Colorado 80538

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned  shareholder of Factual Data Corp.  acknowledges receipt of the notice of the annual  meeting of  shareholders,  to be held  Friday,  May 4,
2001, at 8:00 a.m., at the Conference Center,  5200 Hahns Peak Drive,  Loveland,
Colorado and hereby  appoints J.H.  Donnan and Todd A.  Neiberger,  or either of them, each with the power of substitution,  as attorneys and proxies to vote all the shares of the  undersigned  at the annual  meeting  and at all  adjournments thereof,  hereby ratifying and confirming all that the attorneys and proxies may do or cause to be done by virtue hereof.  The above-named  attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

      1.    Election of two Directors to serve three-year terms.

                                    FOR            AGAINST        WITHHOLD
                                    ---            -------        --------

            J.H. Donnan             {   }           {   }          {    }

            Daniel G. Helle         {   }           {   }          {    }

      2.    Ratification   of  the   appointment   of  BDO  Seidman,   LLP  as
            independent auditors for 2001.

            [   ] FOR                [   ] AGAINST          [   ] ABSTAIN

      3.    Transaction  of such other  business as may  properly  come before the meeting.

THIS  PROXY,  WHEN  PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER  DIRECTED
HEREIN BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE,  THIS PROXY
WILL BE VOTED FOR THE NOMINEES LISTED ABOVE IN PROPOSAL 1 AND FOR PROPOSAL 2.

DATED:___________________ 2001            ____________________________________
                                          SIGNATURE

                                          ____________________________________
                                          SIGNATURE IF HELD JOINTLY

                                          Please sign your name  exactly as it
                                          appears   below.   When  shares  are
                                          held by joint  tenants,  both should
                                          sign.   When  signing  as  attorney,
                                          executor, administrator,  trustee or
                                          guardian,  please give full title as
                                          such.  If  a   corporation,   please
                                          sign  in  full   corporate  name  by
                                          President   or   other    authorized
                                          officer.  If a  partnership,  please
                                          sign   in   partnership    name   by
                                          authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.  NOTE:
SECURITIES DEALERS PLEASE STATE THE NUMBER OF SHARES VOTED BY THIS
PROXY:_____________________________